UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  July 31, 2003

                         COMMISSION FILE NO.:  000-49915

                          MT ULTIMATE HEALTHCARE CORP.
                         -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             NEVADA                                     88-0477056
---------------------------------            -----------------------------------
(STATE OR OTHER JURISDICTION                  (IRS EMPLOYER IDENTIFICATION NO.)
      OF INCORPORATION)

               45 MAIN STREET, SUITE 617, BROOKLYN, NEW YORK 11201
                 -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (718) 943-3400
                                 --------------
                            (ISSUER TELEPHONE NUMBER)

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SECTION  4  -  MATTERS  RELATED  TO  ACCOUNTANTS  AND  FINANCIAL  STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective  July   31,  2003,  the  client  auditor  relationship  between  M.T.
Marketing Int. Corp. (the "Company") and Wayne Richardson, CPA ("Richardson") as the former accountant resigned, effective July 31, 2003, in connection with the Company's reverse merger transaction with JavaJuice.net ("JavaJuice"). Effective August 1, 2003, the Company engaged Clyde Bailey P.C. ("Bailey"), the former independent auditor of JavaJuice as its principal independent public accountant for the fiscal year ended December 31, 2003. The decision to change accountants was recommended and approved by the Company's Board of Directors on July 29, 2003.

Richardson's report on the financial statements of the Company for the fiscal years ended January 31, 2002 and January 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Richardson ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

In connection with the audit of the Company's fiscal years ended January 31, 2002 and January 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Richardson ceased, there were no disagreements between Richardson and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Richardson would have caused Richardson to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

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There  have  been  no  reportable  events  as  provided in Item 304(a)(iv)(B) of
Regulation S-B during the Company's fiscal years ended January 31, 2002 and January 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Richardson ceased.

The Company has authorized Richardson to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Richardson review the disclosure and Richardson has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Bailey regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Company's fiscal years ended January 31, 2002 and January 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Richardson ceased. Bailey has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). Bailey did not furnish a letter to the Commission.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

16.1*          Letter  from  Wayne  Richardson,  CPA

* Attached hereto.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MT  ULTIMATE  HEALTHCARE  CORP.

                                   By: /s/ MacDonald Tudeme
                                      --------------------------------
                                      MacDonald Tudeme, Chief Executive Officer

Date:  March 4, 2005

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